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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                            Vitria Technology, Inc.
                            -----------------------
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                                                    77-0386311
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


     945 Stewart Drive, Sunnyvale, CA 94086                           94086
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    (Address of principal executive office)                       (Zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: /X/

Securities Act registration statement number to which this form relates: 333-81297 (if applicable)
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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 55 of the Prospectus included in the Registrant's Form S-1 Registration Statement, as amended (No. 333-81297), initially filed with the Securities and Exchange Commission on June 22, 1999 and is incorporated herein by reference.

ITEM 2.   EXHIBITS.

EXHIBIT
NUMBER     DESCRIPTION
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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 VITRIA TECHNOLOGY, INC.



Date: August 31, 1999            By: /s/ JoMei Chang
                                    ----------------------
                                    JoMei Chang
                                    President and Chief Executive Officer